                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                              FIRST QUARTER REPORT
                                 March 31, 2003

                             OFFICERS AND DIRECTORS

                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225
www.fpafunds.com

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

INVESTMENT RESULTS

 Source Capital's total net assets decreased to $364,269,717 from $395,175,835 at year-end. Net asset value per Common share decreased to $37.94 at March 31, 2003 from $41.90 at year-end. This change in net asset value includes the distribution of $0.875 paid on the Common shares.

 During this quarter, Source Capital's net asset value per share of Common Stock decreased 7.4% while total net assets declined 6.1%, with both figures reflecting reinvestment of dividends and distributions paid during the period. These changes compare with a 4.1% decrease during the quarter for the Russell 2500 Index, also on a reinvested basis.

NET INVESTMENT INCOME

 Net investment income increased during the quarter to $1,010,220 from $818,898 in the first quarter of 2002. After providing for Preferred dividends, net investment income per Common share amounted to $(0.02) compared to $(0.05) in the prior year.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $0.875 per share was paid on March 15, 2003 to shareholders of record on February 21, 2003. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $3.50 Common distribution rate is dependent upon achieving total investment results which will sustain a net asset value of approximately $35.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on March 15, 2003 to shareholders of record on February 21, 2003. The decrease in the Company's total net assets so far this year has led to a decrease in the Preferred shares' asset coverage from 730% at year-end 2002 to 673% at March 31, 2003. The rise in net investment income in the first quarter increased Preferred dividend coverage to 86% compared to 69% in the first quarter of 2002.

MARKET PRICE OF SOURCE CAPITAL SHARES

 The market price of Source Capital Common Stock decreased during the quarter from $52.85 at year-end 2002 to $43.35 at March 31, 2003. As this $9.50 decrease in market price was more than the $3.96 decline in net asset value during the period, the market premium to net asset value of 26.1% at year-end 2002 decreased to 14.3% at March 31, 2003. The market price of Source Capital Preferred Stock increased during the quarter from $30.81 at year end 2002 to $31.00 at March 31, 2003.

COMMENTARY

 After its dramatic three-year decline during the 2000-2002 period, the stock market continued its swoon during the first quarter, as concerns over Iraq and the economy dominated investor sentiment. Unfortunately, Source has fully participated in this negative performance for the past year, though it has dramatically outperformed for three- and five-year periods.

                                        PERIODS ENDED MARCH 31, 2003
                       --------------------------------------------------------------
                       FIRST QUARTER      ONE YEAR      THREE YEARS*      FIVE YEARS*
                       -------------      --------      ------------      -----------
Source                     (7.4)%         (28.3)%          (0.1)%             4.6%
Russell 2500               (4.1)%         (24.0)%          (8.9)%            (1.2)%
S&P 500                    (3.2)%         (24.8)%         (16.1)%            (3.8)%
Nasdaq                      0.4%          (27.3)%         (33.6)%            (6.1)%

        * Annualized Returns

 In last year's Semi-Annual Report, we spoke about Lincare, a leading provider of respiratory therapy to patients in their homes. This quarter we will discuss another medical service company in Source's portfolio -- RENAL CARE.

 The two companies have many similarities. Both provide life-saving medical services to individuals, both earn higher margins and are financially stronger than their competitors, and both receive a substantial portion of their revenues from Medicare, and are thus subject to the whims of Congress.

 Renal Care operates kidney dialysis centers. Its patients suffer from end-stage renal disease (ESRD), or kidney failure, and must receive dialysis three times a week in order to survive.

 Though not common, there are about 250,000 ESRD patients in the United States, or one out of every thousand. The disease is often the result of years of high blood pressure or diabetes. Our ability to control hypertension has fortunately improved over the past decade or two, making it a declining, but nevertheless still large problem. In contrast, the incidence of diabetes is increasing rapidly and advances in treatment have not been dramatic. As a result, the number of kidney failure patients in this country are increasing by about 5% annually.

 Renal Care was formed in the 1990s by a group of doctors who believed that superior patient care could be combined with excellent financial results for shareholders. So far, they have succeeded. Renal Care publishes data on "patient outcomes," comparing data for their patients with those of all U.S. dialysis patients. This includes information on mortality, annual days in the hospital, urea reduction, and red blood cell levels. Renal Care has consistently achieved results above the national average.

 As for shareholder returns, these too have been excellent. Renal Care has achieved high-teens earnings growth, has a return on equity approaching 20%, and has no debt, unlike its more leveraged competitors. Though only the fourth largest dialysis company, it is in the best financial condition, and has consistently been able to grow through acquisition and DE NOVO center opening.

 As mentioned at the start of this discussion, Renal Care is subject to changes in reimbursement by both Medicare and Medicaid, as well as in the rates paid by private providers. Though a risk, we think this is not a major one, given that Congress has never cut dialysis rates, and that Medicare rates are already so low that profitability of Medicare patients is negligible.

 Renal Care is currently trading at about $32 per share or 15x projected 2003 earnings of $2.10. We expect it to continue to be a successful investment for the Source portfolio for many years.

                                             Respectfully submitted,

                                             /s/ Eric S. Ende

                                             Eric S. Ende
                                             President and
                                             Chief Investment Officer
                                             May 6, 2003

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended March 31, 2003

                                              Shares or       Ownership at
                                             Face Amount     March 31, 2003
                                           ---------------   ---------------
NET PURCHASES
COMMON STOCKS
CarMax, Inc..............................     122,100 shs.      400,006 shs.
North Fork Bancorporation, Inc...........     116,300 shs.      256,300 shs.
Renal Care Group, Inc....................      25,000 shs.      270,000 shs.
ScanSource, Inc..........................     200,000 shs.      280,000 shs.
CONVERTIBLE SECURITY
LSI Logic Corporation -- 4% 2005.........  $2,000,000        $2,000,000

NET SALES
COMMON STOCKS
Circuit City Stores, Inc.................     440,000 shs.        --0-- shs.
Cognex Corporation.......................      20,000 shs.      380,000 shs.
Donaldson Company, Inc...................      10,000 shs.      103,000 shs.
Graco Inc................................      80,900 shs.      381,300 shs.
HON INDUSTRIES Inc.......................      45,000 shs.      431,800 shs.
IDEX Corporation.........................      15,000 shs.      363,000 shs.
Landauer, Inc............................      37,000 shs.       83,300 shs.
Lincare Holdings Inc.....................      75,000 shs.      361,000 shs.
Manitowoc Company, Inc., The.............      80,100 shs.      280,900 shs.
Noble Corporation........................      46,000 shs.      385,000 shs.
Tidewater Inc............................      15,700 shs.      386,300 shs.
Zebra Technologies Corporation (Class
  A).....................................      53,000 shs.      153,500 shs.
CONVERTIBLE SECURITY
LSI Logic Corporation -- 4.25% 2004......  $2,000,000             --0--

                        COMPOSITION OF TOTAL NET ASSETS*
                                 March 31, 2003

Investment securities (cost $337,690,061):
  Common stocks............................................  $305,606,716
  Convertible bonds, debentures and preferred stocks.......    21,823,100
  Non-convertible bonds and debentures.....................    30,004,914
                                                             ------------
                                                             $357,434,730

Cash, receivables, short-term corporate notes, less
  liabilities..............................................     6,834,987
                                                             ------------
Total Net Assets at March 31, 2003.........................  $364,269,717
                                                             ============
Assets applicable to Preferred Stock at a liquidation
  preference
  of $27.50 per share (asset coverage 673%)................  $ 54,153,330
                                                             ============
Net Assets applicable to Common Stock -- $37.94 per
  share....................................................  $310,116,387
                                                             ============

                         SUMMARY FINANCIAL INFORMATION*

                                                        Three Months Ended
                                                          March 31, 2003
                                                   ----------------------------
                                                      Total             Per
                                                       Net             Common
                                                      Assets           Share
                                                   ------------      ----------
Beginning of period..............................  $395,175,835        $41.90

Net loss on investments, realized and
  unrealized.....................................   (24,944,806)        (3.07)
Net investment income............................     1,010,220          0.12
Quarterly dividend to Preferred shareholders.....    (1,181,527)        (0.14)
Quarterly distribution to Common shareholders....    (7,121,864)        (0.88)
Proceeds from shares issued for distributions
  reinvested.....................................     1,331,859          0.01
                                                   ------------        ------
Net changes during period........................  $(30,906,118)       $(3.96)
                                                   ------------        ------
End of period....................................  $364,269,717        $37.94
                                                   ============        ======

                                                    Beginning           End
                                                    of Quarter       of Quarter
                                                   ------------      ----------
Common market price per share....................      $52.85          $43.35
Common market premium to net asset value.........       26.1%           14.3%
Preferred asset coverage.........................        730%            673%
Preferred market price per share.................      $30.81          $31.00

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

      SOURCE CAPITAL, INC.

          11400 West Olympic Boulevard, Suite 1200
          Los Angeles, California 90064